Exhibit (t)

POWER OF ATTORNEY

Each of Michael G. Clark, George Grossman, Dean A. Junkans, Gerald J. Maginnis, Jane F. Magpiong, Daphne L. Richards, Ramona Rogers-Windsor, Joseph M. Harvey and Adam M. Derechin whose signature appears below, hereby constitutes and appoints James Giallanza, Albert Laskaj, Francis C. Poli and Dana DeVivo, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable the (i) Cohen & Steers Open-end Funds listed on Appendix A (collectively, “Cohen & Steers Open-end Funds” and individually, “Cohen & Steers Open-end Fund”) to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to each Cohen & Steers Open-end Fund Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of each undersigned as a director of each Cohen & Steers Open-end Fund any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts;

(ii) Cohen & Steers Closed-end Funds listed on Appendix A (collectively, “Cohen & Steers Closed-end Funds” and individually, “Cohen & Steers Closed-end Fund”) to comply with the Acts, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to each Cohen & Steers Closed-end Fund Registration Statement on Form N-2, any subsequent Registration Statements for the same offering which may be filed under Rules 462(b) or 424(b), and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of each Cohen & Steers Closed-end Fund any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and (iii) also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of each Cohen & Steers Closed-end Fund any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm that all said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Michael G. Clark	/s/ George Grossman
Michael G. Clark	George Grossman

/s/ Gerald J. Maginnis	/s/ Ramona Rogers-Windsor
Gerald J. Maginnis	Ramona Rogers-Windsor

/s/ Dean A. Junkans	/s/ Jane F. Magpiong
Dean A. Junkans	Jane F. Magpiong

/s/ Daphne L. Richards	/s/ Joseph M. Harvey
Daphne L. Richards	Joseph M. Harvey

/s/ Adam M. Derechin
Adam M. Derechin

Date: January 4, 2022

Appendix A

Cohen & Steers Open-end Funds:

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

COHEN & STEERS REAL ASSETS FUND, INC.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Cohen & Steers Closed-end Funds:

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND